                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
          VANGUARD ADMIRAL FUNDS--U.S. TREASURY MONEY MARKET PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of January 31, 1998)

   P(1 + T)n = ERV

 Where:     P =a hypothetical initial payment of $1,000

            T =average annual total return

            N =number of years

          ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
        P=                                                         $1,000
        T=                                                         +5.31%
        N=                                                         1
      ERV=                                                         $1,053.11
  FIVE YEARS
  ----------
        P=                                                         $1,000
        T=                                                         4.67%
        N=                                                         5
      ERV=                                                         $1,256.50

-------
 * Since inception on December 14, 1992
    P=$1,000

    T=+4.63%
    N=*

    ERV=$1,261.66

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
           VANGUARD ADMIRAL FUNDS--SHORT-TERM U.S. TREASURY PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of January 31, 1998)

   P(1 + T)n = ERV

 Where:     P =a hypothetical initial payment of $1,000

            T =average annual total return

            N =number of years

          ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
        P=                                                         $1,000
        T=                                                         +7.21%
        N=                                                         1
      ERV=                                                         $1,072.13
  FIVE YEARS
  ----------
        P=                                                         $1,000
        T=                                                         5.69%
        N=                                                         5
      ERV=                                                         $1,318.68

-------
 * Since inception on December 14, 1992
    P=$1,000

    T=+6.02%
    N=*

    ERV=$1,349.70

2.YIELD (30 Days Ended January 31, 1998)

              a - b
              ---
    Yield = 2 [(+ 1 )/6/ -1]
              c X d

 Where:     a = dividends and interest paid during the period

            b = expense dollars during the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period

            d = the maximum offering price per share on the last day of the period

 Example:
            a = $3,451,996.4

            b = $96,556.01

            c = 74,959,493.433

            d = $10.15

            Yield = 5.35%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
       VANGUARD ADMIRAL FUNDS--INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of January 31, 1998)

   P(1 + T)n = ERV

 Where:     P =a hypothetical initial payment of $1,000

            T =average annual total return

            N =number of years

          ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
        P=                                                         $1,000
        T=                                                         +10.98%
        N=                                                         1
      ERV=                                                         $1,109.79
  FIVE YEARS
  ----------
        P=                                                         $1,000
        T=                                                         7.24%
        N=                                                         5
      ERV=                                                         $1,418.05

-------
 * Since inception on December 14, 1992
    P=$1,000

    T=+7.81%
    N=*

    ERV=$1,471.24

2.YIELD (30 Days Ended January 31, 1998)

              a - b
              ---
    Yield = 2 [(+ 1 )/6/ -1]
              c X d

 Where:     a = dividends and interest paid during the period

            b = expense dollars during the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period

            d = the maximum offering price per share on the last day of the period

 Example:
            a = $4,144,350.23

            b = $109,466.93

            c = 84,161,151.907

            d = $10.60

            Yield = 5.49%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
           VANGUARD ADMIRAL FUNDS--LONG-TERM U.S. TREASURY PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of January 31, 1998)

   P(1 + T)n = ERV

 Where:     P =a hypothetical initial payment of $1,000

            T =average annual total return

            N =number of years

          ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
        P=                                                         $1,000
        T=                                                         -17.05%
        N=                                                         1
      ERV=                                                         $1,170.53
  FIVE YEARS
  ----------
        P=                                                         $1,000
        T=                                                         9.55%
        N=                                                         5
      ERV=                                                         $1,577.87

-------
 * Since inception on December 14, 1992
    P=$1,000

    T=+10.13%
    N=*

    ERV=$1,640.47

2.YIELD (30 Days Ended January 31, 1998)

              a - b
              ---
    Yield = 2 [(+ 1 )/6/ -1]
              c X d

 Where:     a = dividends and interest paid during the period

            b = expense dollars during the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period

            d = the maximum offering price per share on the last day of the period

 Example:
            a = $1,556,744.23

            b = $39,004.36

            c = 28,566,845.996

            d = $11.12

            Yield = 5.80%